UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007 (November 8, 2007)

MEDIALINK WORLDWIDE INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-21989	52-1481284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

708 THIRD AVENUE, NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 682-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 8, 2007, the Company amended and restated its Amended and Restated By-Laws to allow for the issuance of the Company’s capital stock in book entry form or non-certified shares by registration in the holder’s name in accordance with a direct registration system approved by the Securities and Exchange Commission and by NASDAQ or any securities exchange on which the stock of the corporation may from time to time be traded. A copy of the Amended and Restated By-Laws is furnished herewith as Exhibit 3.2 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medialink Worldwide Incorporated
Registrant

Date: November 13, 2007	By:	/s/ Kenneth Torosian
Kenneth Torosian
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended & Restated Bylaws of Medialink Worldwide Incorporated dated November 8, 2007